UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

COPsync, Inc.
(Name of small business in its charter)

Delaware	333-140320	98-0513637
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 FM 2673 Canyon Lake, Comal County, TX	78133
(Address of principal executive offices)	(Zip Code)

830.964.3838

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(A) PREVIOUS INDEPENDENT ACCOUNTANTS.

(i)
On October 13, 2008, the Board of Directors approved the dismissal of Davis Accounting Group, P.C.  as its independent registered public accounting firm effective immediately. There were no disagreements between us and Davis Accounting Group, P.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statements disclosures or auditing scope and procedures, which would cause them to make reference to the subject matter of a disagreement in connection with their report from October 26, 2006 or in any subsequent interim period through October 13, 2008.  On October 15, 2008, the Company provided Davis Accounting Group, P.C. with its disclosures in this Form 8-K and requested in writing that Davis Accounting Group, P.C.  furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  Davis Accounting Group, P.C.’s response is filed as an exhibit to this Current Report on Form 8-K.

(ii)
The reports of Davis Accounting Group, P.C. on the financial statements for the past two fiscal years contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to audit scope or accounting principles except that Davis Accounting Group's reports on such financial  statements  contained a separate paragraph stating:

“The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in note 2 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs.  As such, it has incurred an operating loss since inception.  Further, as of December 31, 2007, the cash resources of the Company were insufficient to meet its planned business objectives.  These and other factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plan regarding these matters is also described in Note 2 to the financial statements.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(iii)
In connection with its audit for the most recent fiscal year and through October 13, 2008, there have been no disagreements with Davis Accounting Group, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davis Accounting Group, P.C., would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)	During the last fiscal year and through October 13, 2008, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

(B) NEW INDEPENDENT ACCOUNTANTS.

On October 13, 2008, Chisholm, Bierwolf & Nilson, LLC, was engaged to provide Auditors' Reports on the annual financial statements of the Company for the upcoming fiscal year end December 31, 2008, and to conduct review engagements on the Company's non-annual quarterly financial statements on an ongoing basis thereafter. The change of accountant was approved by majority consent of the board of directors.

(i)
the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant’s financial statements; nor has any written report or oral advice been provided to the Registrant by Chisholm, Bierwolf & Nilson, LLC

(ii)
any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K. The Registrant has engaged Chisholm, Bierwolf & Nilson, LLC as its new independent accountants as of October 13, 2008.

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The former accountant’s report on our financial statements does not contain any adverse opinions or disclaimers of opinions was not qualified or modified as to auditing scope or accounting principles except as stated above in Section (A). Prior to engaging the new accountant, we did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Exhibits

Exhibit 16.1 Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, INC.

By: /s/ Russell Chaney
Chairman & President

Date: November 10, 2008

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